                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                     November 14, 2003 (November 14, 2003)

                        -------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-16461
                            (Commission File Number)

                                   63-0868361
                     (I.R.S. Employer Identification Number)

                                68149 MAIN STREET
                           BLOUNTSVILLE, ALABAMA 35031
                    (Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)


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ITEM 5.  OTHER EVENTS

         On November 14, 2003 the Registrant mailed to each of its stockholders a Notice of Proposed Settlement dated November 13, 2003 (the "Notice"), an Order of the Circuit Court of Blount County dated November 11, 2003 (the "Order"), and a Stipulation and Agreement of Pro Tanto Settlement (the "Stipulation") concerning a proposed settlement of the lawsuits styled Benson et al. v. Community Bancshares, Inc. et al and Packard et al v. Sheffield Electrical Contractors, Inc. et al. Copies of the Notice, Order, and Stipulation are filed as Exhibits 99.1, 99.2 and 99.3, respectively, hereto, which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit Number             Description
--------------             -----------
99.1                       Notice to Stockholders of the Registrant dated November 13, 2003
99.2                       Order of the Circuit Court of Blount County, Alabama dated November 11, 2003
99.3                       Stipulation and Agreement of Pro Tanto Settlement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCSHARES, INC.


By:     /s/ Patrick M. Frawley
    ------------------------------------------------
    Patrick M. Frawley
    Chairman, Chief Executive Officer and President


Date: November 14, 2003


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EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Notice to Stockholders of the Registrant dated November 13, 2003
99.2                       Order of the Circuit Court of Blount County, Alabama dated November 11, 2003
99.3                       Stipulation and Agreement of Pro Tanto Settlement